                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 27, 2001

                           SECOND BANCORP INCORPORATED
             (Exact name of registrant as specified in its charter)

         Ohio                         0-15624                   34-1547453
--------------------------------------------------------------------------------
(State of incorporation)            (Commission                (IRS Employer
                                    File Number)             Identification No.)

108 Main Avenue S.W., Warren, Ohio                              44482-1311
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: 330-841-0123

ITEM 5. OTHER EVENTS

On January 25, 2001, the Company issued the following press release:

              SECOND BANCORP'S FOURTH QUARTER EARNINGS INCREASE 22%

Warren, Ohio, January 25, 2001--SECOND BANCORP INCORPORATED (Nasdaq "SECD") announced that earnings for the recently completed fourth quarter were significantly improved over results reported for the same period last year. Net income for the quarter was $4,030,000, up from $3,313,000 a year ago. On a per share basis, diluted earnings for the quarter were similarly improved to $.40 from $.32 for the final quarter of 1999. For the full year, earnings were negatively impacted by significant restructuring charges taken in the third quarter. Including those charges, net income for 2000 was $6,134,000 ($.60 per share) compared to $16,178,000 ($1.51 per share) a year ago. Excluding restructuring charges, earnings for the year were $15,156,000 or $1.48 per share.

Second Bancorp's return on average assets (ROA) for the fourth quarter improved to 1.05% from .85% a year ago and return on average equity (ROE) was similarly improved to 14.28% from 11.27% for the same quarter in 1999. For the year, Company ROA was .39% (.96% excluding restructuring charges) compared to 1.08% in 1999 and ROE was 5.35% (13.22% excluding restructuring charges) versus 13.33% last year.

Rick L. Blossom, Second Bancorp's President and Chief Executive Officer, stated that "The year was one of transition for Second Bancorp. In the thirteen months since my arrival, we have taken numerous steps to streamline, reengineer and redefine the entire organization. That process has not, however, been without cost as the third quarter restructuring charges indicate. The fourth quarter rebound in earnings is, we believe, the beginning of a trend which will take us to a new level of performance next year and into the future."

Second Bancorp's efficiency ratio for the year excluding the third quarter restructuring charge slipped to 62.17% from 59.45% as higher non-interest expenses incurred throughout the year in conjunction with the Company's reorganization exceeded growth in non-interest income. With those expenses now largely behind the Company, its efficiency ratio showed improvement during the fourth quarter as it trended downward to 60.77% compared to 66.09% for the same period last year. Similarly improved during the fourth quarter was the Company's net interest margin which rose to 3.65% compared to 3.51% (excluding the third quarter restructuring) for the entire year. That improvement was primarily the result of third quarter adjustments to the Company's balance sheet.

Credit quality continued to be a focus of the Company. While year-end non-accrual loans ($4.7 million) were significantly higher than year-ago levels, net charge-offs as a percentage of total loans for the year were substantially unchanged and the Company's period-end loan loss reserve was a healthy 1.42% of total loans compared to 1.04% at the conclusion of 1999. Second Bancorp Treasurer David L. Kellerman, indicated "Though we believe that credit quality is controlled, we also expect that, as the local and national economies continue to seek their equilibrium, normal course additions to the loan loss reserve equaling or exceeding charge-offs will be necessary."

Second Bancorp also reported that its Board of Directors has declared a sixteen cents ($.16) per share common dividend payable January 31, 2001 to shareholders of record on January 15. That dividend is unchanged from the third quarter of this year and is 14.3% higher than the dividend paid for the year-ago quarter.

This announcement contains forward-looking statements that involve risk and uncertainties, including changes in general economic and financial market conditions and the Company's ability to execute its business plans. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

Second Bancorp is a $1.55 billion financial holding company providing a full range of commercial and consumer banking, trust, insurance and investment products and services to communities in a nine county area of Northeastern and East-Central Ohio through subsidiary Second National Bank's network of 34 retail banking centers.

Additional information about Second Bancorp and information about products and services offered by Second National Bank can be found on the World Wide Web at www.secondnationalbank.com.

CONTACT: Christopher Stanitz, Executive Vice President and Secretary,
330.841.0234 or fax, 330.841.0489.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                   SECOND BANCORP INCORPORATED AND SUBSIDIARY
                              FINANCIAL HIGHLIGHTS
                                 QUARTERLY DATA
                  (Dollars in thousands, except per share data)

                                                  Dec. 2000        Sept. 2000     June 2000        March 2000        Dec. 1999
                                                  ------------------------------------------------------------------------------
EARNINGS:

   Net interest income                         $     12,708    $     11,606     $     12,645     $     12,418    $     12,286
   Provision for loan losses                            903           4,843              696              687             765
   Non-interest income                                3,776             (28)           4,102            3,590           3,414
   Security gains                                        98          (2,802)            (225)              99              82
   Trading account                                       10             (28)            (431)             114               0
   Non-interest expense                              10,345          13,140           10,431           10,297          10,770
   Federal income taxes                               1,314          (3,690)           1,251            1,301             934
                                                     ------         -------           ------           ------             ---
      NET INCOME                               $      4,030         ($5,545)    $      3,713     $      3,936    $      3,313
                                                    =======        ========          =======          =======          ======
PER SHARE:
   Basic earnings                              $       0.40          ($0.55)    $       0.36     $       0.38    $       0.32
   Diluted earnings                                    0.40           (0.55)            0.36             0.38            0.32
   Common dividends                                    0.16            0.16             0.16             0.16            0.14
   Book value                                         11.65           11.05            11.31            11.17           11.12
   Tangible book value                                11.49           10.88            11.12            10.97           10.92
   Market value                                       14.50           14.13            15.19            17.50           22.38

WEIGHTED AVERAGE SHARES OUTSTANDING:
   Basic                                         10,050,177      10,161,386       10,318,828       10,406,020      10,501,175
   Diluted                                       10,069,215      10,161,386       10,340,082       10,439,890      10,557,091

PERIOD END BALANCE SHEET:
   Assets                                      $  1,546,290    $  1,561,617     $  1,632,913     $  1,592,993    $  1,537,278
   Securities                                       382,098         400,176          370,250          384,941         367,587
   Total loans                                    1,070,089       1,059,530        1,157,123        1,099,413       1,071,662
   Reserve for loan losses                           15,217          15,040           11,378           11,354          11,169
   Deposits                                       1,036,135       1,084,377        1,105,449        1,095,123       1,097,589
   Total shareholders' equity                       117,197         112,019          115,368          115,993         116,347
   Tier I capital                                   115,315         114,158          122,595          122,595         121,981
   Tier I ratio                                        10.3%           10.2%            10.8%            11.3%           11.8%
   Total capital                                    129,366         128,193          133,452          133,949         133,150
   Total capital ratio                                 11.5%           11.4%            11.8%            12.4%           12.8%
   Total risk-adjusted assets                     1,124,076       1,122,803        1,133,429        1,082,351       1,036,978
   Tier I leverage ratio                                7.5%            7.3%             7.5%             8.0%            8.2%

AVERAGE BALANCE SHEET:
   Assets                                      $  1,541,049    $  1,650,501     $  1,603,540     $  1,540,716    $  1,559,356
   Earning assets                                 1,452,756       1,552,441        1,504,564        1,443,262       1,462,789
   Loans                                          1,061,023       1,173,799        1,125,998        1,070,764       1,051,212
   Deposits                                       1,053,740       1,110,194        1,103,687        1,098,353       1,105,863
   Shareholders' equity                             112,892         116,702          114,132          114,880         117,603

KEY RATIOS: (%)
   Return on average assets (ROA)                      1.05           (1.34)            0.93             1.02            0.85
   Return on average
       shareholders' equity (ROE)                     14.28          (19.01)           13.01            13.70           11.27
   Net interest margin                                 3.65            3.14             3.51             3.61            3.52
   Net overhead                                        1.81            3.40             1.91             1.83            2.01
   Efficiency ratio                                   60.77          108.40            63.48            61.61           66.09

CREDIT QUALITY:
   Non-accrual loans                           $      4,699    $      3,821     $      2,987     $      3,068    $      2,743
   Restructured loans                                    43              45               47                0              52
   90 day past due and accruing                       3,238           3,171            2,875            2,082           3,132
   Other real estate owned                              902             961            1,170              231             281
   Charge-offs                                 $        939    $      1,528     $        873     $        719    $      2,015
   Recoveries                                           213             348              200              217             370
                                             --------------------------------------------------------------------------------
   Net charge-offs                             $        726    $      1,180     $        673     $        502    $      1,645
                                             ================================================================================
   Reserve for loan losses as a percent
      of period-end loans (%)                          1.42            1.42             0.98             1.03            1.04
   Net charge-offs (annualized) as a percent
      of average loans (%)                             0.27            0.40             0.24             0.19            0.63

                   SECOND BANCORP INCORPORATED AND SUBSIDIARY
                        CONSOLIDATED STATEMENTS OF INCOME
                                 QUARTERLY DATA
                  (Dollars in thousands, except per share data)

                                                      Dec. 2000     Sept. 2000       June 2000     March 2000       Dec. 1999
                                                     ------------------------------------------------------------------------
INTEREST INCOME
-----------------------------------------
  Loans (including fees):
    Taxable                                             $23,029        $23,367         $22,887         $21,536        $21,005
    Exempt from federal income taxes                        276            285             238             215            174
  Securities:
    Taxable                                               5,581          5,419           5,261           4,709          4,734
    Exempt from federal income taxes                        773            777             777             882            932
  Federal funds sold                                        131             46              13              93            406
  Trading account                                             0              0               3               0              0
                                                     ------------------------------------------------------------------------
      Total interest income                              29,790         29,894          29,179          27,435         27,251
INTEREST EXPENSE
-----------------------------------------
  Deposits                                               11,829         12,216          11,312          10,879         10,836
  Federal funds purchased and securities
    sold under agreements to repurchase                   1,560          1,440           1,356           1,184          1,467
  Note Payable                                                6              0               0              19              0
  Other borrowed funds                                       25             46              58              43            102
  Federal Home Loan Bank advances                         3,662          4,586           3,808           2,892          2,560
                                                     ------------------------------------------------------------------------
      Total interest expense                             17,082         18,288          16,534          15,017         14,965
                                                     ------------------------------------------------------------------------
      Net interest income                                12,708         11,606          12,645          12,418         12,286
Provision for loan losses                                   903          4,843             696             687            765
                                                     ------------------------------------------------------------------------
      Net interest income after
           provision for loan losses                     11,805          6,763          11,949          11,731         11,521
NON-INTEREST INCOME
-----------------------------------------
  Service charges on deposit accounts                     1,110          1,163           1,079           1,054          1,123
  Trust fees                                              1,012            833           1,049           1,004            894
  Gain on sale of loans                                     490         (3,191)            309             391              0
  Trading account gains                                      10            (28)           (431)            114              0
  Security gains                                             98         (2,802)            206              99             82
  Other operating income                                  1,164          1,167           1,234           1,141          1,397
                                                     ------------------------------------------------------------------------
      Total non-interest income                           3,884         (2,858)          3,446           3,803          3,496
NON-INTEREST EXPENSE
-----------------------------------------
  Salaries and employee benefits                          4,891          5,421           5,189           5,316          5,054
  Net occupancy                                           1,040          1,062           1,037           1,052          1,081
  Equipment                                                 995          1,044             959             987            937
  Professional services                                     651          1,650             698             477            779
  Assessment on deposits and other taxes                    423            423             425             413            450
  Amortization of goodwill and other intangibles            108            216             115             116            172
  Other operating expenses                                2,237          3,324           2,008           1,936          2,297
                                                     ------------------------------------------------------------------------
      Total non-interest expense                         10,345         13,140          10,431          10,297         10,770
                                                     ------------------------------------------------------------------------
Income before federal income taxes                        5,344         (9,235)          4,964           5,237          4,247
Income tax expense                                        1,314         (3,690)          1,251           1,301            934
                                                     ------------------------------------------------------------------------
Net income                                               $4,030        ($5,545)         $3,713          $3,936         $3,313
                                                     ========================================================================
NET INCOME PER COMMON SHARE:
      Basic                                               $0.40         ($0.55)          $0.36           $0.38          $0.32
      Diluted                                             $0.40         ($0.55)          $0.36           $0.38          $0.32
Weighted average common shares outstanding:
      Basic                                          10,050,177     10,161,386      10,318,828      10,406,020     10,501,175
      Diluted                                        10,069,215     10,161,386      10,340,082      10,436,890     10,557,091

                   SECOND BANCORP INCORPORATED AND SUBSIDIARY
                       CONSOLIDATED AVERAGE BALANCE SHEETS
                              FOR THE QUARTER ENDED
                             (Dollars in Thousands)


ASSETS                                   Dec. 2000     Sept. 2000      June 2000     March 2000      Dec. 1999
--------------------------------------------------------------------------------------------------------------
Cash and demand balances
  due from banks                           $31,139        $34,439        $34,628        $34,964        $37,677
Federal funds sold                           7,979          2,750            869          7,115         30,411
Trading Account                                161            811          2,050
Securities                                 383,593        375,081        375,647        365,383        381,166
Loans:
  Commercial                               419,442        412,356        401,787        398,897        396,106
  Consumer                                 295,209        272,322        245,457        221,853        214,383
  Real estate                              346,372        489,121        478,754        450,014        440,723
                                          --------       --------       --------       --------        -------
    Total loans                          1,061,023      1,173,799      1,125,998      1,070,764      1,051,212
    Reserve for loan losses                 15,129         11,578         11,451         11,413         12,288
                                           -------        -------        -------        -------         ------
    Net loans                            1,045,894      1,162,221      1,114,547      1,059,351      1,038,924
Premises and equipment                      17,867         18,032         18,493         18,703         18,412
Goodwill and intangible assets               6,111          5,416          5,620          5,808          5,830
Other                                       48,305         51,751         51,686         49,392         46,936
                                           -------        -------        -------        -------         ------
    Total assets                        $1,541,049     $1,650,501     $1,603,540     $1,540,716     $1,559,356
                                       ===========    ===========    ===========    ===========     ==========

--------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
--------------------------------------------------------------------------------------------------------------

Liabilities:
  Demand deposits (non-interest
    bearing)                              $110,053       $112,662       $113,958       $112,086       $112,573
  Demand deposits (interest
    bearing)                                83,694         85,432         89,531         88,665         92,003
  Savings                                  252,990        265,319        273,879        275,433        271,970
  Time deposits                            607,003        646,781        626,319        622,169        629,317
                                          --------       --------       --------       --------        -------
    Total deposits                       1,053,740      1,110,194      1,103,687      1,098,353      1,105,863
  Federal funds purchased and
    securities sold under
    agreements to repurchase               126,942        117,645        117,236        110,364        135,311
  Note payable                                 292              0              0            879              0
  Borrowed funds                             1,251          2,568          3,470          2,853          2,919
  Accrued expenses and other
    liabilities                              6,630          9,060          9,435          8,409         11,808
  Federal Home Loan Bank advances          239,302        294,332        255,580        204,978        185,852
                                          --------       --------       --------       --------        -------
    Total liabilities                    1,428,157      1,533,799      1,489,408      1,425,836      1,441,753
Shareholders' equity:
  Common stock                              36,936         36,962         36,955         36,975         36,967
  Treasury shares                          (13,174)       (12,172)        (9,931)        (8,195)        (6,030)
  Net unrealized holding gains              (3,268)        (6,957)       (10,155)        (9,085)        (2,108)
  Retained earnings                         92,398         98,869         97,263         95,185         88,774
                                           -------        -------        -------        -------         ------
    Total shareholders' equity             112,892        116,702        114,132        114,880        117,603
                                          --------       --------       --------       --------        -------
      Total liabilities and
        shareholders' equity            $1,541,049     $1,650,501     $1,603,540     $1,540,716     $1,559,356
                                       ===========    ===========    ===========    ===========     ==========

                   SECOND BANCORP INCORPORATED AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEETS
                             (Dollars in thousands)

                                                          December 31      September 30     June 30       March 31      December 31
                                               ------------------------------------------------------------------------------------
                                                               2000            2000            2000          2000            1999
                                               ------------------------------------------------------------------------------------
ASSETS
----------------------------------------
Cash and due from banks                                       $35,272         $34,079         $38,526       $43,925         $35,238
Federal funds sold                                                  0           8,000               0             0               0
Trading Account                                                   328             447             944             0               0
Securities                                                    382,098         400,176         370,250       384,941         367,587
Loans                                                       1,070,089       1,059,530       1,157,123     1,099,413       1,071,662
Less reserve for loan losses                                   15,217          15,040          11,378        11,354          11,169
                                               ------------------------------------------------------------------------------------
  Net loans                                                 1,054,872       1,044,490       1,145,745     1,088,059       1,060,493
Premises and equipment                                         18,039          17,798          18,119        18,611          18,575
Accrued interest receivable                                    11,181          10,630          10,508         9,509           9,277
Goodwill and intangible assets                                  6,038           6,193           5,472         5,739           5,931
Other assets                                                   38,462          39,804          43,349        42,209          40,177
                                               ------------------------------------------------------------------------------------
          Total assets                                     $1,546,290      $1,561,617      $1,632,913    $1,592,993      $1,537,278
                                               ====================================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
----------------------------------------
Deposits:
  Demand - non-interest bearing                              $110,045        $107,391        $115,380      $113,207        $110,811
  Demand - interest bearing                                    87,268          83,991          88,184        90,465          90,570
  Savings                                                     246,056         262,024         269,925       277,892         270,544
  Time deposits                                               592,766         630,971         631,960       613,559         625,664
                                               ------------------------------------------------------------------------------------
          Total deposits                                    1,036,135       1,084,377       1,105,449     1,095,123       1,097,589

Federal funds purchased and securities sold under
  agreements to repurchase                                    129,895         116,707         124,930       136,640         106,532
Note payable                                                    1,000               0               0             0               0
Other borrowed funds                                            2,163           3,622           2,609         2,798           9,739
Federal Home Loan Bank advances                               251,733         238,872         276,009       233,144         200,276
Accrued expenses and other liabilities                          8,167           6,020           8,548         9,295           6,795
                                               ------------------------------------------------------------------------------------
          Total liabilities                                 1,429,093       1,449,598       1,517,545     1,477,000       1,420,931

Shareholders' equity:
  Common stock, no par value; 30,000,000 shares
       authorized;                                             36,935          36,952          36,974        36,944          36,966
  Treasury stock                                              (13,947)        (12,590)        (11,646)       (8,943)         (7,140)
  Net unrealized holding gains on
       available-for-sale securities, net of tax                  281          (3,849)         (8,631)       (8,597)         (7,791)
  Retained earnings                                            93,928          91,506          98,671        96,589          94,312
                                               ------------------------------------------------------------------------------------
         Total shareholders' equity                           117,197         112,019         115,368       115,993         116,347
                                               ------------------------------------------------------------------------------------
            Total liabilities and
               shareholders' equity                        $1,546,290      $1,561,617      $1,632,913    $1,592,993      $1,537,278
                                               ====================================================================================



Miscellaneous data:
  Common shares issued                                     10,787,310      10,776,870      10,776,870    10,776,470      10,762,950
  Treasury shares                                             730,200         639,920         575,720       393,100         304,500
  Bank owned life insurance (in other assets)                 $29,895         $29,527         $29,163       $28,819         $28,438

  Loans serviced for others                                  $472,120        $462,957        $325,012      $334,993        $343,859

  Mortgage servicing rights                                    $4,065          $4,102          $3,172        $3,341          $3,490
  Goodwill                                                      1,154           1,213           1,379         1,445           1,511
  Other intangibles                                               819             878             921           953             930
                                               ------------------------------------------------------------------------------------
   Total goodwill and intangibles assets                       $6,038          $6,193          $5,472        $5,739          $5,931
                                               ====================================================================================

                   SECOND BANCORP INCORPORATED AND SUBSIDIARY
        FINANCIAL HIGHLIGHTS - OPERATING BASIS - EXCLUDING THIRD QUARTER
                    RESTRUCUTRING AND REENGINEERING CHARGES
                                 QUARTERLY DATA
                  (Dollars in thousands, except per share data)


                                      Dec. 2000    Sept. 2000    June 2000    March 2000     Dec. 1999
                                      ----------------------------------------------------------------
EARNINGS:
   Net interest income                 $12,708      $12,258       $12,645       $12,418      $12,286
   Provision for loan losses               903          743           696           687          765
   Non-interest income                   3,776        3,683         4,102         3,590        3,414
   Security gains                           98            6          (225)           99           82
  Trading account                           10          (28)         (431)          114            0
   Non-interest expense                 10,345       10,531        10,431        10,297       10,770
   Federal income taxes                  1,314        1,168         1,251         1,301          934
                                        ------       ------        ------        ------          ---
      NET INCOME                        $4,030       $3,477        $3,713        $3,936       $3,313
                                       =======      =======       =======       =======       ======
PER SHARE:
   Basic earnings                        $0.40        $0.34         $0.36         $0.38        $0.32
   Diluted earnings                       0.40         0.34          0.36          0.38         0.32
   Common dividends                       0.16         0.16          0.16          0.16         0.14

KEY RATIOS: (%)
   Return on average assets (ROA)         1.05         0.84          0.93          1.02         0.85
   Return on average

       shareholders' equity (ROE)        14.28        11.92         13.01         13.70        11.27
   Net interest margin                    3.65         3.31          3.51          3.61         3.52
   Net overhead                           1.81         1.77          1.91          1.83         2.01
   Efficiency ratio                      60.77        66.51         63.48         61.61        66.09


                   SECOND BANCORP INCORPORATED AND SUBSIDIARY
                RECAP OF RESTRUCUTRING AND REENGINEERING CHARGES
                                 QUARTERLY DATA
                  (Dollars in thousands, except per share data)

                                                               Sept. 2000    Description
                                                        ---------------------------------------------------------------------------
Interest income                                                     $ 652     Net deferred costs on sold mortgages
Provision for loan losses                                           4,100     Additional provision for specific credits
Loss on sale of loans                                               3,711     Sale of long-term fixed rate mortgages
Loss on sale of securities                                          2,808     Sale and reinvestment into higher yielding securities
Other expenses                                                      2,609     Various restructuring and reengineering costs
                                                                              including consulting costs, reduction of FHLB
                                                                              balances and writedown of OREO property.
                                                        ------------------
Pre-tax total                                                    $ 13,880
                                                        ==================

After-tax total                                                   $ 9,022
                                                        ==================

                   SECOND BANCORP INCORPORATED AND SUBSIDIARY
                              FINANCIAL HIGHLIGHTS
                                YEAR-TO-DATE DATA
                  (Dollars in thousands, except per share data)


                                                   Dec. 2000       Sept. 2000       June 2000        March 2000       Dec. 1999
                                                   ----------------------------------------------------------------------------
EARNINGS:
   Net interest income                              $49,377          $36,669          $25,063          $12,418         $49,272
   Provision for loan losses                          7,129            6,226            1,383              687           3,195
   Non-interest income                               11,009            7,233            7,578            3,590          14,480
   Security gains                                    (2,399)          (2,497)             (12)              99             312
   Trading account                                     (335)            (345)            (317)             114               0
   Non-interest expense                              44,213           33,868           20,728           10,297          39,330
   Federal income taxes                                 176           (1,138)           2,552            1,301           5,361
                                                    -------          -------          -------          -------         -------
      NET INCOME                                     $6,134           $2,104           $7,649           $3,936         $16,178
                                                    =======          =======          =======          =======         =======
PER SHARE:
   Basic earnings                                     $0.60            $0.20            $0.74            $0.38           $1.52
   Diluted earnings                                    0.60             0.20             0.74             0.38            1.51
   Common dividends                                    0.64             0.48             0.32             0.16            0.56
   Book value                                         11.65            11.05            11.31            11.17           11.12
   Tangible book value                                11.46            10.88            11.12            10.97           10.92
   Market value                                       14.50            14.13            15.19            17.50           22.38

WEIGHTED AVERAGE SHARES OUTSTANDING:
   Basic                                         10,247,025       10,294,922       10,362,424       10,406,020      10,635,852
   Diluted                                       10,271,548       10,318,413       10,396,194       10,439,890      10,698,717

PERIOD END BALANCE SHEET:
   Assets                                        $1,546,290       $1,561,617       $1,632,913       $1,592,993      $1,537,278
   Securities                                       382,098          400,176          370,250          384,941         367,587
   Total loans                                    1,070,089        1,059,530        1,157,123        1,099,413       1,071,662
   Reserve for loan losses                           15,217           15,040           11,378           11,354          11,169
   Deposits                                       1,036,135        1,084,377        1,105,449        1,095,123       1,097,589
   Total shareholders' equity                       117,197          112,019          115,368          115,993         116,347
   Tier I capital                                   115,315          114,158          122,074          122,595         121,981
   Tier I ratio                                        10.3%            10.2%            10.8%            11.3%           11.8%
   Total capital                                    129,366          128,193          133,452          133,949         133,150
   Total capital ratio                                 11.5%            11.4%            11.8%            12.4%           12.8%
   Total risk-adjusted assets                     1,124,076        1,122,803        1,133,429        1,082,351       1,036,978
   Tier I leverage ratio                                7.5%             7.3%             7.5%             8.0%            8.2%

AVERAGE BALANCE SHEET:
   Assets                                        $1,584,016       $1,598,443       $1,572,128       $1,540,716      $1,498,946
   Earning assets                                 1,488,334        1,500,280        1,473,913        1,443,262       1,405,195
   Loans                                          1,107,948        1,123,704        1,098,381        1,070,764       1,005,998
   Deposits                                       1,091,441        1,104,100        1,101,020        1,098,353       1,092,260
   Shareholders' equity                             114,652          115,243          114,506          114,880         121,369

KEY RATIOS: (%)
   Return on average assets (ROA)                      0.39             0.18             0.97             1.02            1.08
   Return on average
       shareholders' equity (ROE)                      5.35             2.43            13.36            13.70           13.33
   Net interest margin                                 3.46             3.41             3.56             3.61            3.68
   Net overhead                                        2.23             2.37             1.87             1.83            1.77
   Efficiency ratio                                   70.67            74.31            62.54            61.61           59.45

CREDIT QUALITY:
   Non-accrual loans                                 $4,699           $3,821           $2,987           $3,068          $2,743
   Restructured loans                                    43               45               47                0              52
   90 day past due and accruing                       3,238            3,171            2,875            2,082           3,132
   Other real estate owned                              902              961            1,170              231             281
    Charge-offs                                      $4,059           $3,120           $1,592             $719          $4,477
   Recoveries                                           978              765              417              217           1,712
                                           -----------------------------------------------------------------------------------
    Net charge-offs                                  $3,081           $2,355           $1,175             $502          $2,765
                                           ===================================================================================
   Reserve for loan losses as a percent
      of period-end loans (%)                          1.42             1.42             0.98             1.03            1.04
   Net charge-offs (annualized) as a percent
      of average loans (%)                             0.28             0.28             0.21             0.19            0.27

                   SECOND BANCORP INCORPORATED AND SUBSIDIARY
                        CONSOLIDATED STATEMENTS OF INCOME
                                YEAR-TO-DATE DATA
                  (Dollars in thousands, except per share data)

                                                      Dec. 2000      Sept. 2000      June 2000       March 2000       Dec. 1999
-------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
-------------------------------------
  Loans (including fees):
    Taxable                                             $90,819         $67,790         $44,423         $21,536        $80,783
    Exempt from federal income taxes                      1,014             738             453             215            681
  Securities:
    Taxable                                              20,970          15,389           9,970           4,709         18,446
    Exempt from federal income taxes                      3,209           2,436           1,659             882          3,781
  Federal funds sold                                        283             152             106              93            891
  Trading account                                             3               3               3               0              0
                                           -----------------------------------------------------------------------------------
      Total interest income                             116,298          86,508          56,614          27,435        104,582
INTEREST EXPENSE
-------------------------------------
  Deposits                                               46,236          34,407          22,191          10,879         41,938
  Federal funds purchased and securities
    sold under agreements to repurchase                   5,540           3,980           2,540           1,184          5,781
  Note Payable                                               25              19              19              19              0
  Other borrowed funds                                      172             147             101              43            219
  Federal Home Loan Bank advances                        14,948          11,286           6,700           2,892          7,372
                                           -----------------------------------------------------------------------------------
      Total interest expense                             66,921          49,839          31,551          15,017         55,310
                                           -----------------------------------------------------------------------------------
      Net interest income                                49,377          36,669          25,063          12,418         49,272
Provision for loan losses                                 7,129           6,226           1,383             687          3,195
                                           -----------------------------------------------------------------------------------
      Net interest income after
           provision for loan losses                     42,248          30,443          23,680          11,731         46,077
NON-INTEREST INCOME
-------------------------------------
  Service charges on deposit accounts                     4,406           3,296           2,133           1,054          4,309
  Trust fees                                              3,898           2,886           2,053           1,004          3,534
  Gain on sale of loans                                  (2,001)         (2,491)            700             391              0
  Trading account gains                                    (335)           (345)           (317)            114              0
  Security gains                                         (2,399)         (2,497)            305              99            312
  Other operating income                                  4,706           3,542           2,375           1,141          6,637
                                           -----------------------------------------------------------------------------------
      Total non-interest income                           8,275           4,391           7,249           3,803         14,792
NON-INTEREST EXPENSE
-------------------------------------
  Salaries and employee benefits                         20,817          15,926          10,505           5,316         19,054
  Net occupancy                                           4,191           3,151           2,089           1,052          4,134
  Equipment                                               3,985           2,990           1,946             987          3,418
  Professional services                                   3,476           2,825           1,175             477          2,192
  Assessment on deposits and other taxes                  1,684           1,261             838             413          1,689
  Amortization of goodwill and other intangibles            555             447             231             116            685
  Other operating expenses                                9,505           7,268           3,944           1,936          8,158
                                           -----------------------------------------------------------------------------------
      Total non-interest expense                         44,213          33,868          20,728          10,297         39,330
                                           -----------------------------------------------------------------------------------
Income before federal income taxes                        6,310             966          10,201           5,237         21,539
Income tax expense                                          176          (1,138)          2,552           1,301          5,361
                                           -----------------------------------------------------------------------------------
Net income                                               $6,134          $2,104          $7,649          $3,936        $16,178
                                           ===================================================================================

NET INCOME PER COMMON SHARE:
      Basic                                               $0.60           $0.20           $0.74           $0.38          $1.52
      Diluted                                             $0.60           $0.20           $0.74           $0.38          $1.51
Weighted average common shares outstanding:
      Basic                                          10,247,025      10,294,922      10,362,424      10,406,020     10,635,852
      Diluted                                        10,271,548      10,318,413      10,396,194      10,436,890     10,698,717

                   SECOND BANCORP INCORPORATED AND SUBSIDIARY
                       CONSOLIDATED AVERAGE BALANCE SHEETS
                       FOR THE YEAR-TO-DATE PERIOD ENDED:
                             (Dollars in Thousands)


ASSETS                                    Dec. 2000     Sept. 2000      June 2000     March 2000      Dec. 1999
--------------------------------------------------------------------------------------------------------------
Cash and demand balances
  due from banks                           $33,787        $34,676        $34,796        $34,964        $37,045
Federal funds sold                           4,682          3,575          3,992          7,115         16,215
Trading Account                                754            953          1,025
Securities                                 374,950        372,048        370,515        365,383        382,982
Loans:
  Commercial                               408,163        404,376        400,342        398,897        387,008
  Consumer                                 258,847        246,638        233,655        221,853        218,819
  Real estate                              440,938        472,690        464,384        450,014        400,171
                                          --------       --------       --------       --------        -------
    Total loans                          1,107,948      1,123,704      1,098,381      1,070,764      1,005,998
    Reserve for loan losses                 12,398         11,481         11,432         11,413         12,125
                                           -------        -------        -------        -------         ------
    Net loans                            1,095,550      1,112,223      1,086,949      1,059,351        993,873
Premises and equipment                      18,272         18,408         18,598         18,703         18,210
Goodwill and intangible assets               5,739          5,614          5,714          5,808          5,756
Other                                       50,282         50,946         50,539         49,392         44,865
                                           -------        -------        -------        -------         ------
    Total assets                        $1,584,016     $1,598,443     $1,572,128     $1,540,716     $1,498,946
                                       ===========    ===========    ===========    ===========     ==========
--------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
--------------------------------------------------------------------------------------------------------------

Liabilities:
  Demand deposits (non-interest
    bearing)                              $112,185       $112,901       $113,022       $112,086       $108,778
  Demand deposits (interest
    bearing)                                86,818         87,867         89,098         88,665         92,350
  Savings                                  266,863        271,521        274,656        275,433        279,305
  Time deposits                            625,575        631,811        624,244        622,169        611,827
                                          --------       --------       --------       --------        -------
    Total deposits                       1,091,441      1,104,100      1,101,020      1,098,353      1,092,260
  Federal funds purchased and
    securities sold under
    agreements to repurchase               118,070        115,091        113,800        110,364        136,382
  Note payable                                 292            293            440            879              0
  Borrowed funds                             2,532          2,961          3,161          2,853          2,696
  Accrued expenses and other
    liabilities                              8,381          8,969          8,922          8,409          9,755
  Federal Home Loan Bank advances          248,648        251,786        230,279        204,978        136,484
                                          --------       --------       --------       --------        -------
    Total liabilities                    1,469,364      1,483,200      1,457,622      1,425,836      1,377,577
Shareholders' equity:
  Common stock                              36,957         36,964         36,965         36,975         36,943
  Treasury shares                          (10,878)       (10,107)        (9,063)        (8,195)        (2,416)
  Net unrealized holding gains              (7,354)        (8,726)        (9,620)        (9,085)        (1,698)
  Retained earnings                         95,927         97,112         96,224         95,185         88,540
                                           -------        -------        -------        -------         ------
    Total shareholders' equity             114,652        115,243        114,506        114,880        121,369
                                          --------       --------       --------       --------        -------
      Total liabilities and
        shareholders' equity            $1,584,016     $1,598,443     $1,572,128     $1,540,716     $1,498,946
                                       ===========    ===========    ===========    ===========     ==========

                   SECOND BANCORP INCORPORATED AND SUBSIDIARY
FINANCIAL HIGHLIGHTS - OPERATING BASIS - EXCLUDING THIRD QUARTER RESTRUCUTRING
                           AND REENGINEERING CHARGES
                               YEAR-TO-DATE DATA
                 (Dollars in thousands, except per share data)

                                      Dec. 2000    Sept. 2000     June 2000    March 2000    Dec. 1999
                                      ----------------------------------------------------------------
EARNINGS:
   Net interest income                 $50,029       $37,321       $25,063       $12,418      $49,272
   Provision for loan losses             3,029         2,126         1,383           687        3,195
   Non-interest income                  14,720        10,944         7,578         3,590       14,480
   Security gains                          409           311           (12)           99          312
  Trading account                         (335)         (345)         (317)          114            0
   Non-interest expense                 41,604        31,259        20,728        10,297       39,330
   Federal income taxes                  5,034         3,720         2,552         1,301        5,361
                                        ------        ------        ------        ------        -----
      NET INCOME                       $15,156       $11,126        $7,649        $3,936      $16,178
                                      ========      ========       =======       =======      =======
PER SHARE:
   Basic earnings                        $1.48         $1.08         $0.74         $0.38        $1.52
   Diluted earnings                       1.48          1.08          0.74          0.38         1.51
   Common dividends                       0.64          0.48          0.32          0.16         0.56

KEY RATIOS: (%)
   Return on average assets (ROA)         0.96          0.93          0.97          1.02         1.08
   Return on average
       shareholders' equity (ROE)        13.22         12.87         13.36         13.70        13.33
   Net interest margin                    3.51          3.47          3.56          3.61         3.68
   Net overhead                           1.81          1.81          1.87          1.83         1.77
   Efficiency ratio                      62.17         63.42         62.54         61.61        59.45


                   SECOND BANCORP INCORPORATED AND SUBSIDIARY
                RECAP OF RESTRUCUTRING AND REENGINEERING CHARGES

                                YEAR-TO-DATE DATA
                  (Dollars in thousands, except per share data)

                                                          Sept. 2000    Description
                                                       ----------------------------------------------------------------------------
Interest income                                                $    652  Net deferred costs on sold mortgages
Provision for loan losses                                         4,100  Additional provision for specific credits
Loss on sale of loans                                             3,711  Sale of long-term fixed rate mortgages
Loss on sale of securities                                        2,808  Sale and reinvestment into higher yielding securities
Other expenses                                                    2,609  Various restructuring and reengineering costs
                                                                          including consulting costs, reduction of FHLB
                                                                          balances and writedown of OREO property.
                                                       -----------------
Pre-tax total                                                  $ 13,880
                                                       =================
After-tax total                                                $  9,022
                                                       =================

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Second Bancorp Incorporated

Date: March 27, 2001                        /s/ David L. Kellerman
                                            -----------------------------
                                            David L. Kellerman, Treasurer